Carolina First Corporation
                                       and
                          Anchor Financial Corporation
                               have merged to form

                            The South Financial Group
                                January 10, 2000

                            Forward Looking Statement
                            -------------------------


The forward-looking statements being made today are subject to risks and uncertainties. The actual results of Carolina First Corporation ("Carolina First") and Anchor Financial Corporation ("Anchor") may differ materially from those set forth in such forward-looking statements. Reference is made to Carolina First's and Anchor's reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur.

                               Transaction Summary
                               -------------------

Fixed Exchange Ratio:                  2.1750 CAFC shares per AFSC Share

Price per Anchor Share:                $35.89(1)

Transaction Value:                     $300 million(1)(2)

Transaction Structure:                 Pooling-of-interests
                                       Tax-free Merger
                                       19.9% Lock-up Option

Company Name:                          The South Financial Group

Headquarters:                          Greenville, SC

Board Representation:                  5 Additional Directors (Total of 18)

Pro Forma Anchor Ownership:            41%

Expected Closing:                      2Q 2000

Due Diligence:                         Completed

Required Approvals:                    Regulatory
                                       Carolina First and Anchor Shareholder

(1)  Based on share price as of January 7, 2000.
(2)  Based on 8.4 million diluted AFSC shares outstanding.

                              Transaction Rationale
                              ---------------------

-        Significantly enhances presence in rapidly growing markets
-        Top 5 market position in South Carolina's four largest MSAs
         -  Boosts statewide market share to #4 from #6
-        Improves scale and leverages management/technology infrastructure
-        Low risk, in-market transaction
         -  Similar markets, customers and management team
-        Similar and successful super community bank strategies
-        Identifiable and achievable cost savings
         -  35% of Anchor overhead expenses
-        Attractive financially

                  Expansion Within Core South Carolina Markets
                  --------------------------------------------

                                            CAROLINA FIRST                    ANCHOR                        PRO FORMA
                                            --------------                    ------                        ---------
MSA                                  Branches   Share    Rank       Branches  Share  Rank     Branches    Deposits    Share   Rank
                                                                                                             ($MM)
SOUTH CAROLINA
  Augusta-Aiken                          3       2.0%      10           -        -      -         3          $ 77       2.0%    10
  Charleston-North Charleston            6       3.0       11           3       3.0    10         9           226       6.0      4
  Charlotte-Gastonia-Rock Hill           1       0.1       26           -       0.2    18         1            87       0.3     16
  Columbia                              11       9.9        4           1       2.0     9        12           595      11.8      4
  Florence                               1       1.8       12           2       1.9    11         3            45       3.6      9
  Greenville-Spartanburg-Anderson       23       9.0        5           -        -      -        23           903       9.0      5
  Myrtle Beach                           5       4.9        9           9      13.4     3        14           440      18.3      1
  South Carolina not in any MSA         12       3.1        8          13       4.4     7        25           672       7.5      4
                                        --       ---                   --       ---              --           ---       ---

  TOTAL                                 62       6.0%       6          28       3.0%    9        90        $3,044       8.9%     4

NORTH CAROLINA
  Jacksonville                           -         -        -           1       2.8%    6         1          $ 15       2.8%     6
  Wilmington                             -         -        -           3       1.3    11         3            32       1.3     11
  North Carolina not in any MSA          -         -        -           1       0.1    47         1            35       0.1     47
                                                                        -       ---               -            --       ---

  TOTAL                                  -         -        -           5       4.3%    -         5          $ 82       4.3%     -

FLORIDA
  Orlando                                9       1.2%      12           -         -     -         9          $172       1.2%    12
  Florida not in any MSA                 4       0.5       41           -         -     -         4            50       0.5     41
                                         -       ---                                              -            --       ---

  TOTAL                                 13       1.7%       -           -         -     -        13          $222       1.7%     -

Source:  SNL Branch Migration database for deposits, market share and rankings as of February 23, 1999.


                               Statewide Presence
                               ------------------

[Map depicting Carolina First's and Anchor's South Carolina and North Carolina branch locations, including the five markets where there is branch overlap.]

                       South Carolina Competitive Profile
                       ----------------------------------

Dollars in Millions

                             Market
Rank  Institution        Capitalization   Branches    Deposits     Market Share

1     Wachovia Corp.          $13,495        124        $5,691         16.7%
2     Bank of America Corp.    83,119        148         4,683         13.7
3     BB&T Corp.                8,521         92         3,515         10.3
4     CAROLINA FIRST/ANCHOR(2)    715         90         3,044          8.9
4     First Union Corp.        33,275         56         2,335          6.8
5     First Citizens Bancorp.     261        136         2,085          6.1
        of SC
6     CAROLINA FIRST CORP.        424         62         2,034          6.0
7     First Financial Holdings    217         36         1,165          3.4
        Inc.
8     Synovus Financial Corp.   5,369         39         1,120          3.3
9     ANCHOR FINANCIAL CORP.      211         28         1,011          3.0
10    Regions Financial Corp.   5,029         33           960          2.8

(1) Based on share prices as of January 7, 2000.

(2) Based on the transaction exchange ratio of 2.1750.

Source: SNL Branch Migration database for deposits, market share and ranking as of February 23, 1999.

                             Balanced Loan Portfolio
                             -----------------------

                       CAFC Stand-alone                     Pro Forma

Commercial & Industrial        20.8                            19.4
Commercial Real Estate         41.1                            42.9
Construction                    4.9                             6.4
Residential Real Estate        24.0                            21.3
Consumer                        8.1                             6.9
Other                           1.0                             3.1

TOTAL                      $2.3 billion                   $3.1 billion

Note:  As of September 30, 1999.

                     More Diversified Sources of Fee Income
                     --------------------------------------

                        CAFC Stand-alone                    Pro Forma

Service Charges on Deposits     44.2                           41.8
Mortgage Banking                13.5                           12.6
Other Non-Interest Income       31.9                           30.5
Securities Gains                 1.7                            1.5
Trust Income                     5.6                            9.6
Commissions and Fees             3.0                            4.1


Note: Based on actual data for the nine months ended September 30, 1999; excluding non-recurring items and loan securitization income.

                         More Attractive Deposit Funding
                         -------------------------------

                       CAFC Stand-alone                      Pro Forma

Time                         49.2                               43.0
Interest Checking            20.9                               18.8
Demand Deposits              13.4                               14.9
Money Market & Savings       16.5                               23.4

TOTAL                       $2.4 billion                      $3.4 billion

Note:  As of September 30, 1999.

                                Pro Forma Impact
                                ----------------
Dollars in Millions

                           CAFC STAND ALONE                PRO FORMA

Assets                          $3,169                       $4,393
Net Loans                        2,258                        3,110
Deposits                         2,398                        3,352
Equity                             412                          500
LTM Net Income(1)                   27                           51(2)


Note: Data at or for the twelve months ended September 30, 1999.
(1)   Excludes non-recurring items.
(2)   Includes 100% of after-tax cost saves.

                                   EPS Impact
                                   ----------

Dollars in Millions

PROJECTED NET INCOME               2000                         2001

     Carolina First                $32.3                        $36.0
     Anchor                         15.9                         17.6
                                    ----                         ----
     Pro Forma Combined             48.2                         53.6
     After-tax Cost Savings(1)       2.8                          9.5
                                     ---                          ---
Pro Forma Earnings                 $51.0                         $63.1
Average Diluted Shares O/S
   (millions)(2)                    44.1                          44.1
     Pro Forma EPS                 $1.16                         $1.43
     Carolina First Stand-Alone     1.25                          1.39

     EPS ACRETION                   (7.7%)                        2.7%

Note: Earnings based on median IBES estimates and IBES long-term growth rates as of January 4, 2000 .

(1) Assumes 30% of synergies are realized in 2000 and 100% in 2001; 3% noninterest expense growth and a 35% tax rate.

(2)  Based on 12/31/99 pro forma combined diluted shares.

                             Estimated Cost Savings
                             ----------------------

- Cost savings are estimated to be 35% of Anchor's estimated annual non-interest operating expenses(1), or $13.8 million pre-tax

-    Cost  savings  are  expected  to  come  from  staff   reductions,   systems
     consolidations and other back office overlap

-    Cost savings estimates exclude potential benefits from branch closings

- In 5 in-market banking transactions over the last three years, Carolina First has realized cost savings ranging from 33% to 40%, for an average of 39%

Note:  Synergies are expected to be realized 30% in 2000 and 100% thereafter.
(1)    Based on 9 monhts ended 9/30/99 annualized.

                      Carolina First Acquisition Activity -
                           1997 to 1999 (Banks Only)
                           -------------------------

                                                       Assets           Cost
Acquisition                                           Acquired         Savings
    Date              Acquisition                   (in millions)     Realized

In-Market Transactions
----------------------
10/19/98          Colonial Bank of SC                    $60             40%
                  Camden, South Carolina

09/30/98          Poinsett Financial Corporation          88             40
                  Travelers Rest, South Carolina

09/29/98          First National Bank of Pickens County   120            40
                  Easley, South Carolina

11/21/97          First Southeast Financial Corp.         350            40
                  Anderson, South Carolina

07/18/97          Lowcountry Savings Bank, Inc.            80            33
                  Mt. Pleasant, South Carolina

Out-of-Market Transactions
--------------------------

07/01/99          Citrus Bank                            $275            20%
                  Orlando, Florida

04/23/99          Citizens First National Bank             57            20
                  Crescent City, Florida

                               Transaction Pricing
                               -------------------


                               Transaction        Carolina First     Comparable
                                Multiples            Multiples      Transactions

Price as a Multiple of:
     LTM Normalized EPS            19.6x                15.7x            26.7x
     2000E EPS(1)                  18.9                 13.2             19.9
     2000E EPS with Synergies(2)   12.1                 NA               NA

  Book Value(3)                     3.22x                1.04x            2.99x
  Tangible Book Value               3.24                 1.45             3.18

  Premium to Deposits              22.2%                 5.4%            26.5%
  Premium to Market                37.4                  NA              33.0

Note:Transactions in the southeast 1997-1999 with $250-$750 million in purchase price, as compiled by Salomon Smith Barney.

(1)  Earnings based on median IBES estimates as of January 4, 2000.

(2) Includes 100% realization of synergies in 2000, although management expects 30% synergies to be phased in 2000.

(3)  Diluted book value includes the exercise of options.

                                     Summary
                                     -------


-        Expansion in attractive, rapidly growing markets
-        Consistent with strategy
-        Low risk transaction
-        Significant, attainable synergies
-        Attractive financially